Exhibit 10.20

NON-REVOLVING COLLATERAL NOTE

$1,800,000.00	Independence, Ohio	September 26, 2025

FOR VALUE RECEIVED, each of the undersigned1, jointly and severally, absolutely and unconditionally promises to pay not later than JUNE 30, 2030 (“Maturity Date”) to the order of INDEPENDENCE BANK (“Bank”), an Ohio banking organization, its successors and assigns, at Bank’s office located at 4401 Rockside Road, Independence, Ohio 44131 or at such other place as Bank may from time to time designate in writing, the principal sum of ONE MILLION EIGHT HUNDRED THOUSAND AND NO/100 DOLLARS (USD $1,800,000.00) or such portion thereof as shall have been advanced by Bank under this Non-Revolving Collateral Note (this “Note”) to or for the benefit of the undersigned2, together with interest accruing from the disbursement date hereof at the rate and frequency as set forth herein, computed on the basis of a year consisting of 360 days, but applied to the actual number of days elapsed, at the fixed rate of SEVEN AND THREE-QUARTERS PERCENT (7.75%) per annum. No portion of the unpaid principal owing under this Note and repaid by any of the undersigned shall be available for redisbursement.

As a condition to Bank’s funding of the principal proceeds hereunder, Bank shall receive from the undersigned (i) a loan origination fee in the amount of $4,500.00 and (ii) all of Bank’s out-of-pocket costs, fees, and expenses incurred in connection with this Note, including, but not limited to, Bank’s legal fees.

Prior to the Maturity Date, Bank shall have received the following periodic payments under this Note, in the amounts, frequency, and on the dates described immediately below, unless repayment is required sooner by reason of default hereunder by the undersigned and acceleration thereafter by Bank.

A. QUARTERLY interest only payments, due and payable in arrears, computed at the interest rate set forth above, for THREE (3) consecutive calendar quarters, payable on JUNE 30, 2025, SEPTEMBER 30, 2025, and DECEMBER 30, 2025, then;

8. QUARTERLY fixed principal payments, each in the amount of ONE HUNDRED THOUSAND AND NO/100 DOLLARS (USD $100,000.00), PLUS accrued interest computed at the rate set forth above, for EIGHTEEN (18} consecutive calendar quarters, payable on MARCH 30, 2026, JUNE 30, 2026, SEPTEMBER 30, 2026, and DECEMBER 30, 2026, and continuing on the same day of each calendar quarter thereafter until JUNE 30, 2030, the Maturity Date of this Note, on which date all unpaid principal owing to Bank under this Note shall be due and payable in full, together with all unpaid and accrued interest owing to the Bank hereunder and any other fees, charges and costs payable hereunder.

1 With Bank’s consent and agreement of each of the undersigned, RANGE NATURAL RESOURCES, INC., a West Virginia corporation, licensed to transact business in Ohio (“RNR”), a co-borrower of the indebtedness evidenced under Bank’s loan no. 85219, is hereby released from all payment liabilities and performance obligations owing to Bank with respect 10 the indebtedness evidenced hereunder, By executing this Note, each of the undersigned consents lo the release of RNR as to the indebtedness evidenced hereunder without affecting each or the undersigned’s joint and several payment liabilities and performance obligations owing to Bank under this Note and the Loan Documents (as defined herein), together with any and all amendments, modifications, renewals, and extensions thereto.

2 By agreement mutual agreement among each of the undersigned and Bank, pursuant to that certain Disbursement Order of approximately even date herewith, the proceeds of this Note will be used to consolidate, replace, and refinance Bank’s loan nos. 84816, in the unpaid principal amount of $1,000,000.00, and 85219, in the unpaid principal amount of $800,000.00, such that the proceeds of this Note paid in full the indebtedness owing to Bank under said loans in the aggregate amount of $l,800,000.00, as of the date hereof; provided, however, that any and all collateral items securing or acquired with disbursements from said loans will now secure each of the undersigned’s joint and several payment liabilities and performance obligations owing to Bank under this Note and the Loan Documents (as defined herein).

C. Notwithstanding anything set forth above, all sums due under this Note, both principal and interest, together with any other fees, charges and costs payable hereunder, if not sooner paid, shall be due and payable on the Maturity Date. Each of the undersigned acknowledges that notwithstanding the periodic payment amounts set forth above, the payment due on the Maturity Date will be a final payment consisting of (i) all accrued and unpaid interest and any other fees, charges and costs and (ii) the entire unpaid principal balance owing hereunder. If any periodic payment due hereunder shall become payable on a day other than a day on which Bank is open for business or payable on February 29 in a leap year, such payment shall be extended to the next succeeding business day and interest thereon shall be payable at the rate herein specified during the extension.

Prior to or after the Maturity Date, upon default in payment of any principal or interest when due, or upon any other default under the terms of this Note, the principal of and unpaid interest owing under this Note shall thereafter until paid in full bear interest at the rate of Four Percent (4%) per annum above the rate otherwise specified in this Note, but in no event shall the interest rate applicable to this Note prior to or after the Maturity Date exceed the maximum permissible interest rate allowed by law. The books and records of Bank shall be the best evidence of the principal amount and the unpaid interest amount owing at any time hereunder and shall be conclusive absent manifest error. If the balance owing under this Note shall exceed its face amount, the undersigned shall pay to Bank such excess on demand.

All payments hereunder shall be made in immediately available United States funds, without invoice, demand, set-off or counterclaim. Any prepayment(s) of principal prior to the Maturity Date shall be applied to the unpaid principal due hereunder and shall not postpone the due dates of the remaining payments required under this Note. If any payment applied by Bank to this Note is subsequently set aside, recovered, rescinded or otherwise required to be returned or disgorged by Bank for any reason (pursuant . to bankruptcy proceedings, fraudulent conveyance statutes, or otherwise), this Note shall be deemed to have continued in existence, notwithstanding the application, and this Note shall be enforceable as to the amount of such payment(s) as fully as if Bank had not received and applied the payment(s).

The undersigned, RANGE ENVIRONMENTAL RESOURCES, INC., a West Virginia corporation, duly licensed by the Ohio Secretary of State as a foreign for-profit corporation assigned Ohio entity number 4872102 effective May 20, 2022 (“Debtor”), has caused to be deposited with and hereby pledges to Bank as security for the payment of this Note and every other liability of each of the undersigned to Bank, whether joint or several, absolute or contingent, due or not due, and whether heretofore or hereafter contracted or existing, and in whatsoever manner acquired by or accruing to Bank, whether prior to or after the Maturity Date and whether the same have been or shall be participated, in whole or in part, to others by trust agreement or otherwise (all of the foregoing hereinafter referred to as “Obligations”), the following described property:

The items of equipment. related parts, and machinery owned by Debtor listed on Exhibit A attached hereto and incorporated herein by reference and any and all proceeds derived therefrom, together with any and all future attachments, enhancements, and replacements thereto, wheresoever situated all as further described in those commercial security agreements given by Debtor to Bank dated June 20, 2023, November 3, 2023, and December 20, 2024 respectively, the terms and conditions of which, including any and all attachments thereto and amendments thereof, arc incorporated herein by reference, together with all UCC financing statements and any exhibits relating thereto, and any all amendments thereof, the terms and conditions of which are also incorporated herein by reference.

The undersigned may prepay all or any portion of the principal sum hereof at any time without penalty. All payments and other amounts received by Bank shall be credited first to any accrued but unpaid interest owing under this Note and then to the principal amount outstanding hereunder. In the event of a principal prepayment, the amount of the monthly payments of interest on this Note shall be decreased to reflect the reduced amount of principal outstanding under this Note.

2

All instruments and documents executed in connection with, or given as security for, this Note shall hereinafter be referred to collectively as the “Loan Documents.” The terms and conditions of the Loan Documents are made a part hereof and incorporated herein by this reference and each of the undersigned and any guarantor(s) hereof covenant and agree to perform or cause to be performed all of the terms, conditions, covenants and agreements of the Loan Documents as fully as if such terms, conditions, covenants and agreements were set forth at length herein. Any and all references in this Note to any other document(s), including any of the Loan Documents, shall be references to such document(s) as the same may from time to time be modified, amended, renewed, consolidated or extended.

Bank and any subsequent holder of this Note shall have the right to accelerate the Maturity Date and to require additional or replacement collateral, if Bank or any subsequent holder shall in good faith deem itself insecure any time that the prospect of payment hereunder is impaired or the value of any collateral securing this Note declines in value. At the option of Bank or any subsequent holder of this Note, all of the Obligations shall become immediately due and payable without notice or demand upon the occurrence of any of the following events of default: (i) failure of the undersigned, with or without demand or notice, to deliver additional or replacement collateral to secure this Note satisfactory to Bank; (ii) default in the payment or performance of any liability of the undersigned with respect to any of the Obligations or if any maker, endorser or guarantor of any of the Obligations shall default in the payment or performance pertaining thereto; (iii) failure to pay when due any insurance premium for any property (real or personal) now or hereafter held as collateral for this Note; (iv) upon the death or mental incompetency of any of the undersigned, if applicable; (v) if any of the undersigned entities terminates or dissolves its business operations, fails. to maintain its legal existence, abandons any collateral now or hereafter securing this Note; (v) if any of the undersigned becomes insolvent -or unable to pay debts as they mature or makes an assignment for the benefit of creditors or if any proceeding is instituted by or against any of the undersigned under any bankruptcy, insolvency or similar laws or any judgment is entered or any writ of attachment, garnishment or execution or tax lien is issued or. levied against any of the undersigned or any of the undersigned’s respective property(ies); (vi) upon the sale of any assets other than bona fide sale transactions in the ordinary course of business directly or indirectly by any of the undersigned; or (vii) failure by any of the undersigned to pay, when due, any federal, state, or local tax, assessment, withheld tax, or any similar tax obligation.

Upon the occurrence of any event of default, and at any time thereafter, Bank or any subsequent holder of this Note shall have the rights and remedies of a secured party under the Ohio Uniform Commercial Code, as amended from time to time, and the right to sue for, collect or make any compromise or settlement Bank deems acceptable. Any deposits or other sums at any time credited by or due from Bank or any subsequent holder of this Note to any maker, endorser or guarantor hereof and any securities or other property of any maker, endorser or-guarantor hereof in the possession of Bank or any subsequent holder of this Note may at all times be held and treated as collateral security for payment of the Obligations of the undersigned hereunder. Bank or any subsequent holder of this Note may apply or · set off such deposits or other sums at any time against any matured portion(s) of the payment obligations hereunder as to any maker, endorser or guarantor hereof. No delay or omission on the part of Bank or any subsequent holder of this Note in exercising any right or remedy hereunder shall operate as a waiver of such right or remedy or as a waiver of any other right or remedy under this Note. Any waiver hereunder by Bank shall not be construed as a bar to or waiver of any such right or remedy on any future occasion.

Upon any sale, transfer or pledge of this Note, the holder hereof may transfer and deliver some or all of the collateral securing this Note without any responsibility for any act, omission or course of dealing of any holder hereof with respect to such collateral and without terminating or otherwise affecting Bank’s security interest in any collateral retained by Bank as and for security for any of the Obligations owing to Bank, and until payment in full of all of the Obligations, any and collateral retained by Bank with respect to the Obligations shall continue to secure, in accordance with the terms and conditions as set forth herein, any of the unpaid Obligations owing to Bank :notwithstanding any surrender of this Note. Neither Bank nor any subsequent holder of this Note shall be bound to take any steps necessary to preserve any rights in the collateral against prior parties, which the-undersigned hereby assumes to do. Neither Bank nor any subsequent holder of this Note shall have any duty to exercise any warrant or option, to make any presentment or collection, or to preserve any right of any kind as to any collateral held hereunder or to pay interest on any cash deposits held as collateral hereunder.

3

Each of the undersigned’s payment and performance agreements under this Note shall be (a) cross-defaulted with any existing or future indebtedness owing by any of the undersigned and/or any guarantor(s) hereof to Bank and (b) cross-collateralized, to the extent permitted by law, by each and every collateral interest now or hereafter held by or granted to Bank by any of the undersigned and/or any guarantor(s) hereof in respect of any real or personal property lien or security interest, including, without limitation, any or all of the collateral securing this Note. Any default under this Note shall automatically constitute a .default under any and all other indebtedness owing by any of the undersigned and/or any guarantor(s) hereof to Bank and any default by any of the undersigned and/or any guarantor(s) hereof under any other indebtedness owing to Bank shall automatically constitute a default hereunder.

If this Note is now or later signed by more than one person, it shall be the joint and several liability of all such persons, and shall be, binding upon each of their respective successors and permitted assigns. Except for any written notices required hereunder or under the any of the Loan Documents, each of the undersigned and any other endorser(s), guarantor(s), and, surety(ies) hereof jointly and severally waive presentment, protest, notice of protest, notice of dishonor, diligence in collection, the benefit of any: exemption under’ any homestead exemption laws, if applicable, and any and all other notices and matters of a like nature. All such endorser(s), guarantor(s), and surety(ies) consent to (i) any renewa1, extension or modification (whether one or more) of the terms of this Note (as agreed upon from time to time between the undersigned and Bank); (ii) the release or surrender, exchange or substitution of all or any·part of the collateral securing this Note; (iii) the granting of any other indulgences to any of the undersigned; and (iv) the taking or releasing of other or additional parties primarily or contingently liable hereunder; including Bank’s release of Range Natural Resources, Inc. from all payment liabilities and performance obligations owing to the Bank with respect to the indebtedness evidenced under this Note. Any such renewal, extension, modification, release, surrender, exchange or substitution may be made without notice to Borrower and any endorser(s), guarantor(s) and surety(ies) hereof and without affecting the liability of said parties hereunder.

Each ..of the undersigned represents to Bank that (i) the indebtedness evidenced by this Note has been and will be used solely for business purposes; (ii) that none of the indebtedness has been or will be used in any manner whatsoever for personal, family, educational or household purposes; (iii) that the indebtedness evidenced by this Note is an exempted transaction under the Truth-In-Lending Act, 15 U,S.C. §1601, et seq. and not a “consumer loan” or a “consumer transaction” as defined in O.R.C.§2323.13(E)(l) and (2), respectively; and (d) this Note constitutes a “contract of indebtedness” under O.R.C. §1319.02(A)(l). If this Note is placed in the hands of any attorney for collection or to defend or enforce any rights or remedies hereunder, each of the undersigned agrees to pay, to the extent permitted by law, including, without limitation, O.R.C. §1319.02, all reasonable attorneys’ fees, together with all court costs and related expenses paid or incurred by Bank or any holder of this Note. As used herein, the term “holder” shall mean the payee or other endorsee of this Note, who is in possession of this Note or the bearer of this Note, if this Note is at the time payable to bearer.

So long as any indebtedness remains unpaid under this Note, each of the undersigned shall furnish to Bank financial statements certified by each of the undersigned, in form and content satisfactory to Bank, together with such additional financial documents and/or information as may be reasonably requested by Bank from time to time, including., without limitation, signed copies of federal tax returns, together with any and all exhibits, each of the undersigned files annually with the Internal Revenue Service. Such financial statements shall be furnished to Bank by each of the undersigned at such annual or interim rime periods as Bank shall require from time to time. The failure by the undersigned to furnish the aforesaid financial statements, information, and documents shall be an event of default hereunder.

4

Each of the undersigned further represents to Bank: (i) that the execution and delivery of this Note and the Obligations required hereunder do not violate any law, conflict with any agreement by which any of the undersigned is bound, or require the consent or approval of any governmental authority or any other party or-person; (ii) that this Note is a valid and binding agreement, enforceable according to its terms; (iii) that all financial information furnished to Bank is accurate and fairly reflects the financial condition of the organization and/or person to which such financial information applies as of the effective date of such information, and the financial condition has not changed materially or adversely since the effective date(s); (iv) that each undersigned entity is duly organized, existing and in good standing pursuant to the laws of the state under which it is organized and the execution and delivery of this Note have been duly authorized by all necessary action of its governing body and do not contravene the terms of the organizational documents governing its business affairs; and (v) as of the effective date of this Note, there exists no claims, setoffs or defenses or rights to claims, setoffs or defenses by or on behalf of each of the undersigned as against Bank or any of Bank’s agents or representatives under any of the Loan Documents or in respect to any of the Obligations owing to Bank under this Note.

(JURY TRIAL WAIVER) EACH OF THE UNDERSIGNED WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN BANK (OR ANY SUBSEQUENT HOLDER OF THIS NOTE) AND THE UNDERSIGNED ARISING OUT OF OR IN CONNECTION WITH THIS NOTE OR ANY OTHER AGREEMENT, INSTRUMENT OR DOCUMENT EXECUTED OR ‘DELIVERED IN CONNECTION WITH THIS NOTE OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY THE ABILITY OF BANK (OR ANY SUBSEQUENT HOLDER OF THIS NOTE) TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN THIS NOTE, ANY GUARANTY OF PAYMENT OR ANY OTHER AGREEMENT, INSTRUMENT OR DOCUMENT RELATED THERETO.

Each of the undersigned hereby authorizes any attorney at law to appear in any court of record in the State of Ohio or in any other state or territory of the United States at any time after the above indebtedness becomes due, and to waive the issuance of service of process and to confess judgment against any one or more or all of the undersigned in favor of Bank (or any holder of this Note) for the amount then appearing due, together with interest at the rate provided for herein, and the costs of suit, together with any other charges, costs, and fees owing hereunder, and thereupon to waive and release all errors in said proceeding(s) and judgment(s), all petitions in error, all stays of execution, and all rights of (appeal from the judgment(s) rendered. No such judgment or judgments against less than all of the undersigned shall be a bar to any subsequent judgment or judgments against any one or more of the undersigned against whom judgment has n9t been obtained hereon; this being a joint and several warrant of attorney to confess judgment. The within warrant of attorney shall survive any judgment, it being understood that should any judgment be vacated for any reason, this warrant of attorney may nevertheless be used to obtain one or more additional judgment(s). This provision and the rights herein granted shall not be affected by the death, dissolution or liquidation of the undersigned.

5

This Note has been executed by each of the undersigned and delivered to Bank as of the date first written above.

WARNING-BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

RANGE ENVIRONMENTAL RESOURCES, INC., by West Virginia corporation, licensed to transact business in Ohio		RANGE IMPACT, INC., a Nevada corporation, licensed to transact business in Ohio, and successor by merger with Malachite Innovations, lnc.[3]

By:	/s/ Michael Cavanaugh	By:	/s/ Michael Cavanaugh
	Michael Cavanaugh		Michael Cavanaugh
	Chief Executive Officer		Chief Executive Officer

CLV Azurite Land LLC.		RANGE SKY VIEW LAND, LLC,
an Ohio limited liability company		an Ohio limited liability company

By:	/s/ Michael Cavanaugh	By:	/s/ Michael Cavanaugh
	Michael Cavanaugh Manager and Chief Executive Officer		Michael Cavanaugh Manager and Chief Executive Officer

WARNING-BY SIGNING THIS PAPER YOU GIVE· UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

(Address as to all signatories above: 200 Park Avenue, Ste. 400, Cleveland, OH 44122)

LOAN NO.:	____________

MATURITY DATE:	JUNE 30, 2030

3 Effective on or about December 14, 2023, Malachite Innovations, Inc. (“Malachite”), formerly a Nevada corporation and sole borrower of the indebtedness evidenced wider Bank’s loan no. 84816, was dissolved in connection with its merger into Range Impact, Inc., a Nevada corporation and the successor sole borrower under Bank’s loan no. 84816. Effective on or about December 28, 2023, Range Impact, Inc. amended Malachite’s foreign license application in Ohio under Ohio Secretary of State Doc. No. 202336204220, thereby enabling Range Impact, Inc. to transact business in Ohio under Malachite’s foreign corporation entity License Number 435902.

6